Inventories	12 Months Ended
Dec. 31, 2021
Text Block Abstract [Abstract]
Inventories
18. Inventories

	31 December 2021	31 December 2020	30 June 2020	30 June 2019
	£m	£m	£m	£m
Raw materials	10.0	8.3	8.0	5.7
Work in progress	25.0	16.2	16.0	11.9
Finished goods and goods for resale	23.2	18.4	16.7	18.4

	58.2	42.9	40.7	36.0

Inventories are stated net of provision for slow moving or defective inventory of £13.7m (31 December 2020: £12.4m; 30 June 2020: £12.5m; 30 June 2019: £11.2m). Cost of inventories recognized as an expense and write down of inventories recognized as an expense (and which are included as part of cost of sales) are set out in note 6.
During the year ended 31 December 2021, the Group changed the method by which it analyses inventories, due to enhanced information available from its ERP system. This has changed the split between work in progress and finished goods. The comparative balances have been represented accordingly.